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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 10, 2003




                                PDV AMERICA, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       001-12138              51-0297556
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)



         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)



                                 (918) 495-4000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         CITGO Petroleum Corporation, ("CITGO"), Chairman Aires Barreto today announced that Luis Marin has been named President and Chief Executive Officer of CITGO, replacing Oswaldo Contreras, effective August 1, 2003. Mr. Marin was a director of Petroleos de Venezuela, S.A., ("PDVSA"), and head of PDVSA's Eastern Division prior to this appointment. Mr. Marin is currently a member of CITGO's Board of Directors.

         Mr. Marin graduated as a natural gas engineer from the University of Oklahoma in 1980. He completed postgraduate studies in oil management at Oxford Petroleum College in England, in 1987, and in management, at the Massachusetts Institute of Technology in 1997. He joined PDVSA in 1980 and has held several positions in Natural Gas Planning; General Engineering; Gas Operations; Petroleum Engineering; Production, Trade and Supply Operations; and Technical Management.

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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PDV AMERICA, INC.

                                        /s/ PAUL LARGESS
Date:  July 11, 2003                    ---------------------------------------
                                                    Paul Largess
                                        Treasurer and Chief Accounting Officer